Commitments and contingencies	6 Months Ended
Jun. 30, 2024
Commitments and contingencies
Commitments and contingencies

10.Commitments and contingencies

Commitments under time charter agreements

As of June 30, 2024 and 2023, future minimum contractual time charter revenue, based on our vessels’ commited, non-cancellable time charter agreements, net of address commissions were as follows:

As of June 30,	2024	2023
Within one year	—	3,006,750
Total	—	$3,006,750

Contingencies

Various claims, suits and complaints, including those involving government regulations, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, environmental claims, agents and insurers and from claims with suppliers relating to the operations of the Group’s vessels. Currently, management is not aware of any such claims or contingent liabilities requiring disclosure in the unaudited condensed consolidated financial statements.